UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:        811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code:        (203) 299-3500

Date of fiscal year end:	MAY 31

Date of reporting period:	JUNE 1, 2007 – MAY 31, 2008 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG Funds

May 31, 2008

Essex Growth Fund

Essex Small/Micro Cap Growth Fund

Managers AMG Funds

Essex Growth and Essex Small/Micro Cap Growth Funds

Annual Report – May 31, 2008

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGERS’ COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Essex Growth Fund	4

Essex Small/Micro Cap Growth Fund	10

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	16

Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	17

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	18

Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	19

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	21

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

TRUSTEES AND OFFICERS	27

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

As you are undoubtedly aware, the financial markets were under pressure during a majority of the fiscal year ended May 31, 2008 (the “Period”), pulling the stock market into negative territory. This was driven in part by investor concerns over the economic impact of a decline in U.S. home values and the related devaluation of the mortgage-securities market. Time will tell if the concerns are completely justified. In the short-term, however, the pain in the sub-prime mortgage market and the stock market has been all too real.

The resulting impact on the equity markets was widespread. For the Period, the Russell 1000® (large cap), 2000® (small cap), and 3000® (all cap) Indices returned -6.25%, -10.54% and -6.62%, respectively. Within the Russell 3000® Index, performance varied notably by sector for the Period, with energy, materials and consumer staple advancing the most (24.5%, 14.2% and 4.9%, respectively), while financials, consumer discretionary, and health care declined markedly (-29.5%, -20.0%, and -9.5%, respectively).

Developed foreign stocks offered little help in the way of diversification, even with the benefit of currencies that were strong relative to the U.S. Dollar. For the Period, the MSCI EAFE Index returned -2.53% (U.S. Dollars). The MSCI Emerging Markets Index, however, was up a robust 21.67% (U.S. Dollars) for the Period. Granted, the positive returns were garnered during the first five months of the Period, as the Index peaked in early October of 2007, and has traded lower ever since. Conversely, bonds generated mostly positive results as the Lehman Brothers U.S. Aggregate Index and the Lehman Brothers Global Aggregate Index returned 6.89% and 12.30% (U.S. Dollars), respectively.

Against this backdrop, the Essex Growth Fund and Essex Small/Micro Cap Growth Fund (each a “Fund” and collectively the “Funds”), which are discussed in this report, generated returns for the Period in close proximity to their respective benchmarks and at the same time were challenged, as detailed below.

Periods Ended 5/31/2008	1 Year	3 Years	5 Years	Inception Date
Essex Growth (I)	(0.09)%	7.80%	6.69%	11/1/1999
Russell 3000® Growth Index	(0.65)%	8.54%	9.46%
Essex Small/Micro Cap Growth (A)	(5.78)%	12.53%	15.96%	9/28/2000
Russell 2000® Growth Index	(5.73)%	9.43%	12.16%

(I) = Institutional Share Class; (A) = A Share Class.

Note: Returns greater than one year are annualized.

Performance for all share classes and detailed Fund positioning reviews are included within this report.

For the fiscal year ended May 31, 2008, the Essex Growth Fund returned -0.09%, modestly outperforming the Russell 3000® Growth Index, which returned -0.65%. The relative outperformance for the past fiscal year comes on top of a very strong year for the Fund in the calendar year 2007, when it gained 19.59%, while the Russell 3000® Growth Index gained only 11.40%. The solid, more recent performance has improved the Fund’s long-term track record to some extent, but the Fund still trails its benchmark over the past three- and five-year periods.

The Fund’s modest outperformance versus the benchmark for the Period was driven in large part by solid stock selection, which was only partially offset by relatively weak sector positioning. Stock selection was particular strong in the heath care sector of the market. Specifically, in the drugs and pharmaceuticals space, Gilead Sciences, Inc. and Vertex Pharmaceuticals, Inc. posted strong returns while Illumina, Inc. and ICON PLC also contributed positively to results. The Fund also benefited from its selections in the materials and energy sectors of the market. In the energy space, Southwestern Energy Co. and Peabody Energy Corp. performed very well, while Mosaic Co. and Potash Corp. of Saskatchewan were standout performers in the materials sector. Stock selection was not strong in all sectors, as a few of the Fund’s industrial holdings experienced substantial declines. Specifically, Northwest Airlines Corp. and AMR Corp. detracted considerably from performance. In terms of the Fund’s somewhat weak sector positioning, the largest detractor was its overweight in the underperforming health care space.

Letter to Shareholders (continued)

For the fiscal year ended May 31, 2008, the Essex Small/Micro Cap Growth Fund returned -5.78%, marginally underperforming the Russell 2000® Growth Index, which returned -5.73%. Despite generating results that slightly trailed the benchmark for the one-year period, the Fund has still performed well over the past three- and five-year periods on an absolute, relative and peer universe basis.

Solid stock selection was marginally offset by weak sector positioning for the fiscal year ended May 31, 2008. Stock selection was particularly strong in the heath care sector of the market, as medical systems companies like Bruker BioSciences Corp., Illumina, Inc. and Luminex Corp. all performed especially well during the Period. The Fund also benefited from its selections in the industrials sector, as its holdings in American Superconductor Corp. and Bucyrus International, Inc. contributed significantly to results. However, solid stock selection in the health care and industrials sectors was only slightly offset by the Fund’s underweight to the thriving energy sector and overweight to the lagging technology sector.

Going forward, the subadvisor, Essex Investment Management Co., LLC (“Essex”), believes that U.S. equity prices may temporarily remain in a trading range until there are more visible signs the Fed’s actions are working to support the economy and restore confidence. While past events are not a guarantee of future results, Essex notes that past crises have ended with the failure of a major financial institution, and Bear Stearns & Co., could be the defining event for this cycle. Essex believes earnings are likely to slow in the coming months so stock selection will be even more important. Essex also believes that companies with dynamic growth characteristics are likely to benefit from this type of environment, at least on a relative basis. In terms of sector positioning, both Funds remain overweight in technology and health care and underweight in financial services, energy and consumer discretionary. Within technology, both Funds continue to emphasize what Essex believes are the faster growing areas of wireless communications, internet services and web-based software. Meanwhile, both Funds continue to favor alternative energy providers for their limited energy exposure.

For more detailed information regarding the Funds’ performance for the fiscal year ended May 31, 2008, as well as management’s outlook going forward, please see the Portfolio Managers’ Comments sections beginning on page 4 for Essex Growth Fund and page 10 for the Essex Small/Micro Cap Growth Fund.

The following report covers the fiscal year ended May 31, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these Funds or any of the other funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur Senior Managing Partner Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the table.

Actual Expenses

The first line of the table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on-going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2008	Net Expense Ratio for the Period	Beginning Account Value 12/01/2007	Ending Account Value 05/31/2008	Expenses Paid During the Period*
Essex Growth Fund
Institutional Class
Actual	1.27%	$1,000	$909	$6.06
Hypothetical (5% return before expenses)	1.27%	$1,000	$1,019	$6.41
Essex Small/Micro Cap Growth Fund
Class A
Actual	1.49%	$1,000	$909	$7.11
Hypothetical (5% return before expenses)	1.49%	$1,000	$1,018	$7.52
Class C
Actual	2.24%	$1,000	$906	$10.67
Hypothetical (5% return before expenses)	2.24%	$1,000	$1,014	$11.28

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Essex Growth Fund

Portfolio Manager’s Comments

For the fiscal year ended May 31, 2008, the Managers AMG Essex Growth Fund (the “Fund”) returned -0.09%, outperforming the Russell 3000® Growth Index, which returned -0.65%.

The following commentary reflects the viewpoint of Essex Investment Management Company, LLC, the Fund’s subadvisor.

In 2007, a number of events transpired to cause some investors to reassess their risk tolerances, including worsening conditions among sub-prime mortgage lenders and weaker economic data. In the second half of the year, stock prices around the world fluctuated greatly due in part to fears that continued distress in sub-prime lending would extend to other areas of credit. The Federal Reserve responded with a 50 basis point cut in short-term interest rates, helping to ignite a broad-based rebound in equity markets. However, factors such as deteriorating credit conditions and record losses by several of the world’s largest financial institutions heightened recession fears, sending stocks lower to end the year.

The widening sub-prime credit crisis coupled with weakening economic data roiled the financial markets in the beginning of 2008. The Federal Reserve again responded with a series of aggressive cuts in both the Fed funds and discount rates, sending short-term interest rates to their lowest levels in five years. Importantly, the dramatic collapse of Bear Stearns & Co., a company at the epicenter of the mortgage crisis, helped precipitate a number of unprecedented Fed policy initiatives to restore liquidity and ease credit strains. Small-cap growth stocks were particularly hard hit, as many investors turned their attention to less volatile, larger sized growth companies.

In a challenging environment for equities, performance varied considerably across investment sectors, with economically sensitive groups like energy and materials posting some of the best results. Conversely, the consumer discretionary sector and segments of health care did not keep pace with the market averages. Continuing a theme from previous quarters, areas that performed better than the market averages were primarily those with substantial exposures outside the United States.

Consumer-spending related stocks were among the hardest hit for the period, including retailers, restaurants, and leisure companies. Rising gas prices, declining home values, and low savings rates are expected by many to further restrain consumer spending over the next several quarters. Kohl’s Corp. and Dollar Tree, Inc. (“Dollar Tree”) negatively impacted Fund performance due to the slowdown in discretionary spending, and we fully liquidated our position in Dollar Tree. Selected retail stocks bounced back slightly in the first quarter of 2008, helped by factors such as lower interest rates and expectations that the tax rebate plan would translate into stronger sales this summer. Urban Outfitters, Inc. beat fourth quarter expectations and the company’s momentum continued into the start of 2008. We believe that the company’s solid same stores sales growth and improved merchandising should aid its performance in this challenging industry. Those gains were offset by negative results from consumer electronics companies, including Google, Inc. (“Google”), THQ, Inc. (“THQ”) and Yahoo! Inc. (“Yahoo!”). Google came under pressure due in part to worries of a slowdown in their paid search revenues. Subsequently, we significantly reduced the Fund’s holding percentage. Our positions in THQ and Yahoo! were completely liquidated. We have not altered our generally cautious stance on consumer-oriented companies and the Fund maintains a relative underweight to the benchmark.

The Fund’s energy stocks turned in generally strong results for the period. One highlight in energy was a natural gas production company – Southwestern Energy Co. (“Southwestern”). Southwestern posted better-than-expected results, driven by factors such as higher production volume coupled with lower costs. Peabody Energy Corp. also posted strong returns, and we believe that tight global supplies may continue to drive up coal prices and potentially benefit the company in the future. First Solar, Inc. (“First Solar”) was another strong contributor for the period. First Solar is the leader in thin-film technology used in solar electric photovoltaic (PV) modules. The company benefits from low manufacturing costs, and we believe that several new contracts may supplement revenue growth over the next few years. Those gains were offset by disappointing showings from EnerNOC, Inc. and Flotek Industries, Inc., both of which have been sold from the Fund. We have been surprised by the strength in oil prices this year in the face of slowing U.S. demand. Our emphasis remains on exploration and service companies with high natural gas exposure, and leading alternative energy providers.

The Fund’s positive stock selection in health care contributed to the relative outperformance for the period. In the drugs and pharmaceuticals space, Gilead Sciences, Inc. (“Gilead”) and Vertex Pharmaceuticals, Inc. (“Vertex”) posted strong returns. Gilead is entering a new product cycle, and we believe that expected product launches in the United States and Europe could help to sustain company growth. Vertex continues to lead the field in anti-viral drug development for the Hepatitis C Virus (HCV). Additional contributions came from Illuminam, Inc., ICON PLC and Covance, Inc. Some investors turned more cautious on the health care sector in the first quarter of 2008, with biotechnology research and production companies suffering larger-than-market declines. These losses offset some of the gains from previous quarters. Disappointing returns came from Exelixis, Inc., Arena Pharmaceuticals, Inc., and Inverness Medical Innovations, Inc., all of which were sold during the period. HMS Holdings Corp. was another detractor from Fund performance. While we believe election year debate over health care reform is an important risk to this sector in 2008, we remain overweighted with a focus on companies that we believe have innovative products or services for large and growing markets.

Strong stock selection in the technology sector led to outperformance for the period. In computer services, software and systems companies, BEA Systems, Inc. (“BEA”) was a significant contributor to performance. BEA has benefited from the rapid growth in importance of middleware, and was ultimately acquired by Oracle Corp. Selected communications technology companies were additive to results, driven by standout returns from Research in Motion Ltd (“RIMM”). RIMM significantly contributed to performance, thanks to its line of smart phones, including the consumer favorite Blackberry Pearl. In the fourth quarter of 2007, we modestly reduced our technology exposure in the Fund, taking profits in several holdings which had experienced substantial gains in the past year, which included liquidating our positions in BEA and

Essex Growth Fund

Portfolio Manager’s Comments (continued)

RIMM. NVIDIA Corp. was one highlight in the computer technology space. The company was favorably impacted by the increase in PC demand, coupled with a product cycle lead over rival ATI Technologies. Dell Inc. has experienced consecutive disappointing quarters, and we have since sold our position. Adobe Systems, Inc. and Synchronoss Technologies, Inc. also negatively impacted performance and we have fully liquidated both positions. Despite a positive start to 2008, Brocade Communications Systems, Inc. was an overall detractor to performance. However, we believe in the company’s competitive advantage in the SAN market and we maintained the Fund’s position. Equinix, Inc. was the largest detractor from performance for the period and has subsequently been sold. We sense that corporations may be more cautious in their technology spending for the upcoming year, particularly for the important retail and financial services sectors. Our emphasis remains on what we believe are the faster growing areas of wireless communications, internet services and web-based software.

Some economically sensitive groups held up better during the period, supported by the falling U.S. dollar and continued expansion of emerging economies. The materials sector contributed substantially to performance, with companies like Mosaic Co. and Potash Corp. of Saskatchewan posting very strong returns. Mosaic Co. is the largest fertilizer materials company in North America and benefits from limited industry capacity growth coupled with high demand for global grain. In addition, we believe the phosphate cycle should remain strong for the next several years. Similar to phosphate, potash prices have increased due to factors such as strong global demand and a lack of capacity growth. Potash Corp. of Saskatchewan has taken advantage of these market conditions and we expect the company’s growth prospects should continue. In the first quarter of 2008, engineering and construction firms gave back some of their previous gains. In contrast, Newmont Mining Corp., the world’s third largest gold producer, had negative returns this period due to short-term production challenges. We have since liquidated this position from the Fund.

The industrials sector detracted from performance as companies like Northwest Airlines Corp. and AMR Corp. declined substantially during the period. In addition, Chicago Bridge & Iron Co. was negatively affected by a broader sell off in energy related engineering and construction stocks, as well as concern over potential antitrust issues with respect to a prior acquisition. We have since liquidated this position from the Fund. In contrast, the Fund benefited from its holdings in Deere & Co. (“Deere”) and Lindsay Corp. It seems that Deere has benefited from the continuation of a strong agriculture cycle as well as from the new energy bill that was recently signed into law. However, with the stock appreciating to a price that we believe more properly reflected the company’s peak earnings power, we eliminated our position. Lindsay Corp., a recent addition to the Fund, manufactures irrigation equipment used in agricultural markets and, in our opinion, the company continues to capitalize on the need to boost crop yields.

Key indicators such as employment, retail sales, and consumer confidence have deteriorated in recent months, raising the odds of recession. The underpinnings of the economic weakness remain variables such as the housing market and tighter credit. There are several positives, namely that a significant amount of monetary and fiscal stimulus has been injected into the economy and it is widely expected to take effect later this year. In addition, we believe inflation is cresting for this cycle, as decelerating growth should result in some moderation in food and energy prices. Also, we believe credit market uncertainty will likely keep rates low for a prolonged period of time.

We believe that U.S. equity prices will likely remain in a trading range until there are more visible signs the Fed’s actions are working to support the economy and restore confidence. While past events are not a guarantee of future results, we note that past crises have ended with the failure of a major financial institution, and Bear Stearns & Co. could be the defining event for this cycle. We believe that investors will be more selective this year, as earnings slow, by placing a greater premium on companies of all sizes with dynamic growth characteristics. We continue to find potential opportunities across a number of areas, including health care, internet services, software and global industrials.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. Unlike the Fund, the Russell 3000® Growth Index and the S&P 500 Index are unmanaged, are not available for investment, and do not incur expenses. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Institutional Class shares on March 1, 2002 to $10,000 investments made in the Russell 3000® Growth Index and the S&P 500 Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Essex Growth Fund

Portfolio Manager’s Comments (continued)

The table below shows the average annual total returns for Essex Growth Fund – Institutional Class shares, the Russell 3000® Growth Index and the S&P 500 Index (the former benchmark), since inception through May 31, 2008.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception*
Essex Growth -Institutional Class[2]	(0.09)%	6.69%	4.74%
Russell 3000® Growth Index	(0.65)%	9.46%	4.43%
S&P 500 Index	(6.70)%	9.77%	5.37%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

*	Commencement of operations was March 1, 2002.

The Russell 3000® Growth Index is a trademark of Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2008. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

Essex Growth Fund

Fund Snapshots

May 31, 2008

Portfolio Breakdown

Industry	Essex Growth Fund**	Russell 3000® Growth
Information Technology	36.0%	27.4%
Health Care	24.1%	15.1%
Consumer Discretionary	9.5%	11.2%
Industrials	9.0%	13.9%
Energy	7.5%	9.9%
Materials	6.0%	3.9%
Telecommunication Services	2.7%	0.8%
Financials	1.7%	6.5%
Consumer Staples	1.1%	9.9%
Utilities	0.0%	1.4%
Other Assets and Liabilities	2.4%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Peabody Energy Corp.*	3.1%
Abbott Laboratories Co.*	2.6
Mosaic Co.*	2.6
Alliance Data Systems Corp.	2.6
Itron, Inc.	2.5
Gilead Sciences, Inc.*	2.5
Urban Outfitters, Inc.	2.2
Vertex Pharmaceuticals, Inc.	2.1
Salesforce.com, Inc.	2.1
International Business Machines Corp.	2.0

Top Ten as a Group	24.3%

*	Top Ten Holding at November 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Essex Growth Fund

Schedule of Portfolio Investments

May 31, 2008

	Shares		Value
Common Stocks - 97.6%
Consumer Discretionary - 9.5%
Central European Media Enterprises Ltd., Class A*	3,555	[2]	$378,181
International Game Technology	7,656	[2]	273,013
Kohl’s Corp.*	7,774		348,275
Lululemon Athletica, Inc.*	7,583	[2]	242,580
Urban Outfitters, Inc.*	13,216	[2]	425,423
Warnaco Group, Inc., The*	3,562		171,653
Total Consumer Discretionary			1,839,125
Consumer Staples - 1.1%
CVS Caremark Corp.	5,044		215,833
Energy - 7.5%
A-Power Energy Generation Systems Ltd.*	3,696		84,786
Patterson-UTI Energy, Inc.	7,578	[2]	238,555
Peabody Energy Corp.	8,101	[2]	598,826
Petroleo Brasileiro S.A., Sponsored ADR	3,854		271,707
Southwestern Energy Co.*	5,978		265,065
Total Energy			1,458,939
Financials - 1.7%
Goldman Sachs Group, Inc.	510		89,969
State Street Corp.	3,342		240,691
Total Financials			330,660
Health Care - 24.1%
Abbott Laboratories Co.	8,992		506,698
Auxilium Pharmaceuticals, Inc.*	5,620		178,941
BioMarin Pharmaceutical, Inc.*	5,100	[2]	194,667
Charles River Laboratories International, Inc.*	3,021	[2]	194,190
Elan Corp., PLC -Sponsored ADR*	12,265	[2]	307,116
Genentech, Inc.*	4,700		333,089
Gilead Sciences, Inc.*	8,571		474,147
Hansen Medical, Inc.*	10,136		181,738
HMS Holdings Corp.*	6,879		139,162
ICON PLC.*	4,506		317,673
IDEXX Laboratories, Inc.*	3,359	[2]	169,630
Illumina, Inc.*	4,318	[2]	338,877
Intuitive Surgical, Inc.*	539	[2]	158,245
Millipore Corp.*	2,763	[2]	200,732
Qiagen N.V.*	8,014	[2]	159,559
Thermo Fisher Scientific, Inc.*	3,158		186,385
Vertex Pharmaceuticals, Inc.*	14,458		413,933
WuXi PharmaTech Cayman, Inc.*	9,299	[2]	190,165
Total Health Care			4,644,947
Industrials - 9.0%
American Superconductor Corp.*	5,666	[2]	199,896
First Solar, Inc.*	659	[2]	176,309
Fuelcell Energy, Inc.*	29,931		303,201
JA Solar Holdings Co., Ltd - ADR*	7,811	[2]	166,140
Kansas City Southern*	6,008	[2]	300,160
Lindsay Corp.	2,588		271,740
Quanta Services, Inc.*	6,394		204,864
Valmont Industries, Inc.	920	[2]	105,653
Total Industrials			1,727,963
Information Technology - 36.0%
Alliance Data Systems Corp.*	8,232		494,249
ANADIGICS, Inc.*	11,076	[2]	136,899
Ariba, Inc.*	13,864	[2]	205,742
ASML Holding N.V.	9,024		270,359
Broadcom Corp., Class A*	11,753		337,194
Brocade Communications Systems, Inc.*	35,948	[2]	289,741
Ciena Corp.*	5,754	[2]	175,842
Cognex Corp.	7,229		201,400
EMC Corp.*	16,644		290,271
Google, Inc.*	580		339,764
International Business Machines Corp.	3,034		392,691
Itron, Inc.*	4,964	[2]	484,387
McAfee, Inc.*	9,115		330,419
Micron Technology, Inc.*	22,964		185,319
MICROS Systems, Inc.*	7,152	[2]	235,801
Microsoft Corp.	6,663		188,696
Netlogic Microsystems, Inc.*	9,330	[2]	352,301
Nuance Communications, Inc.*	10,352	[2]	204,141
Omniture, Inc.*	13,996		345,001
Power Integrations, Inc.*	5,509		179,759
QUALCOMM, Inc.	6,800		330,072
Research In Motion, Ltd.*	2,697		374,532
Salesforce.com, Inc.*	5,563		402,261
Teradyne, Inc.*	7,169		98,503
Universal Display Corp.*	6,781		103,139
Total Information Technology			6,948,483
Materials - 6.0%
Mosaic Co.*	4,042		506,543
Owens-Illinois, Inc.*	5,106		292,165
Potash Corp. of Saskatchewan	1,757		349,766
Total Materials			1,148,474

The accompanying notes are an integral part of these financial statements.

Essex Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Telecommunication Services - 2.7%
MetroPCS Communications, Inc.*	9,256	[2]	$196,597
NII Holdings, Inc., Class B*	6,400		321,280
Total Telecommunication Services			517,877
Total Common Stocks
(cost $16,934,197)			18,832,301
Other Investment Companies - 18.1%[1]
Bank of New York Institutional Cash Reserves Fund, 2.50%[3]	3,068,427		3,068,427
Dreyfus Cash Management Fund, Institutional Class Shares, 2.79%	412,893		412,893
Total Other Investment Companies
(cost $3,481,320)			3,481,320
Total Investments - 115.7%
(cost $20,415,517)			22,313,621
Other Assets, less Liabilities - (15.7)%			(3,025,099)
Net Assets - 100%			$19,288,522

At May 31, 2008, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Essex Growth	$20,416,035	$2,395,431	($497,845)	$1,897,586

*	Non-income-producing security.

[1]	Yield shown for an investment company represents its May 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of May 31, 2008, amounting to:

Fund	Market Value	% of Net Assets
Essex Growth	$2,995,435	15.5%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

Investments Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments

For the fiscal year ended May 31, 2008, the Managers AMG Essex Small/Micro Cap Growth Fund (the “Fund”) returned -5.78%, marginally underperforming the Russell 2000® Growth Index, which returned -5.73%.

The following commentary reflects the viewpoint of Essex Investment Management Company, LLC, the Fund’s subadvisor.

In 2007, a number of events transpired to cause some investors to reassess their risk tolerances, including worsening conditions among sub-prime mortgage lenders and weaker economic data. In the second half of the year, stock prices around the world fluctuated greatly due in part to fears that continued distress in sub-prime lending would extend to other areas of credit. The Federal Reserve responded with a 50 basis point cut in short-term interest rates, helping to ignite a broad-based rebound in equity markets. However, factors such as deteriorating credit conditions and record losses by several of the world’s largest financial institutions heightened recession fears, sending stocks lower to end the year.

The widening sub-prime credit crisis coupled with weakening economic data significantly affected the financial markets in the first quarter of 2008. The Federal Reserve again responded with a series of aggressive cuts in both the fed funds and discount rates, sending short-term interest rates to their lowest levels in five years. Importantly, the dramatic collapse of Bear Stearns & Co., a company at the epicenter of the mortgage crisis, helped precipitate a number of unprecedented Fed policy initiatives to restore liquidity and ease credit strains. Small-cap growth stocks were particularly hard hit, as many investors turned their attention to less volatile, larger sized growth companies.

Continuing a theme from previous quarters, areas that performed better than the market averages were primarily those with substantial exposures outside the United States. Health care, energy, and industrials were strong performers. Conversely, consumer discretionary and technology did not keep pace with the market averages. Despite heightened recession fears, consumer discretionary stocks and selected financials rebounded from last year’s low levels.

Consumer-spending related stocks were among the hardest hit for the period, including retailers, restaurants, and leisure companies. Rising gas prices, declining home values, and low savings rates are expected by many to further restrain consumer spending over the next several quarters. Despite this backdrop, strong stock selection and an underweight to the benchmark helped to contribute to relative outperformance in this sector for the year. We posted strong performance from some non-retail holdings, including Knology, Inc., which benefited from HD/DVR upgrades in its subscriber base, and NIC, Inc., which has generated significant interest in its outsourced web solutions for state governments. The Fund had mixed performance in education services companies. The education group was negatively impacted by concerns about student loan availability. However, fundamental results for our holdings, Capella Education Co. and Corinthian Colleges, Inc. remain favorable, and we see the potential opportunity for improved performance if lending concerns abate. SkillSoft, a provider of e-learning content for businesses, contributed positively to the Fund, as the company’s acquisition of its largest competitor is resulting in strong earnings results. Detractors to performance in the sector included Iconix Brand Group, Inc., which suffered due to a difficult retail environment and concerns over the company’s acquisition pipeline, and Jakks Pacific, Inc., which reported a disappointing first quarter but maintained guidance due to what we believe is a strong product line-up. We remain cautious on most of the consumer stocks and, therefore, we maintain a significant underweight relative to the benchmark. However, we believe that we can identify company-specific opportunities within a difficult environment for overall consumer spending.

Favorable stock selection led to a notable outperformance in health care for the period. Companies in the medical systems space were particularly additive to results, specifically Bruker BioSciences Corp. (“Bruker”), Illumina, Inc. (“Illumina”) and Luminex Corp. (“Luminex”). Bruker’s acquisition of Bruker BioSpin in the first quarter of 2008 has almost doubled the size of the company. Bruker now offers a seemingly improved range of products and services and we believe the company’s growth rate is sustainable. Illumina is the leader in the gene expression and genotyping markets, and the company is benefiting from strong demand for its products. Revenue has consistently outpaced expectations on strong product sales and the company raised forward guidance. Meanwhile, Luminex has experienced broadening demand for its technologies, with increased systems placements and high consumables sales. The company also recently entered into an agreement with Abbott Laboratories, which could increase Luminex’s presence in the international marketplace. Other positive contributors included Kyphon, Inc., Bio-Reference Laboratories, Inc., and Parexel International Corp. The biggest detractors from Fund performance were health care management services companies, with disappointing results from BioScrip, Inc. (“BioScrip”) and Transcend Services, Inc. BioScrip experienced a setback in its turnaround with weak first-quarter results, but we think the company may post improved performance as its contract with UnitedHealth ramps up. In medical instruments and supplies, Sonic Innovations, Inc. was affected by modestly weakening business trends, reflecting slowing discretionary spending on hearing aids and higher operating expenses to support recent acquisitions and new store openings.

Technology returns trailed overall benchmark returns for the year, as some investors worried about a slowdown in consumer and technology spending. Our holdings were not spared in this decline, and our significant overweight position negatively impacted performance. In the computer services software space, BluePhoenix Solutions Ltd. (“BluePhoenix”) and SourceForge, Inc. (“SourceForge”) were negative contributors. A lengthening sales cycle and the translation impact of the Israeli shekel have negatively influenced results for BluePhoenix. SourceForge posted a decline due to disappointing results in its media division and we have since liquidated our position. Holdings such as NETGEAR, Inc., Interactive Intelligence, Inc., DemandTec, Inc., and NaviSite, Inc. were all impacted by

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

economic concerns. These companies reported respectable results at the end of 2007 and early in 2008, but concerns about enterprise spending have clouded visibility and dampened growth expectations. However, none are experiencing market share losses and we view the slowdown in spending as likely a temporary phenomenon, as we believe that many corporations are merely delaying their buying decisions while they assess the impact of slower economic growth. EMCORE Corp. (“EMCORE”) was the largest detractor from performance within the technology sector. Recently, the stock price took a hit, possibly due in part to negative comments about the company appearing on the internet. However, we believe in EMCORE’s growth prospects in the solar power market and have maintained the Fund’s position. We also took profits in several holdings which had experienced substantial gains in the past year, which included liquidating our positions in Synchronoss Technologies, Inc., Visual Sciences, Inc. and Sirenza Microdevices, Inc. While we recognize that corporations may continue to rein in their technology spending, particularly in the retail and financial services sectors, our emphasis remains on what we believe are the faster growing areas of wireless communications, internet services and web-based software.

Energy significantly outpaced the benchmark during the period, with strong oil price advances despite slowing U.S. demand. Our underweight position in traditional oil and gas detracted from performance for the period. We continue to focus our energy holdings in non-traditional areas, including alternative energy plays and machinery companies leveraged to spending increases in the energy complex.

Other economically sensitive groups such as materials and industrials had mixed performance, with economic concerns weighing on the groups. Overall, our performance was additive in these combined areas. In the industrials sector, Bucyrus International, Inc. posted significant returns for the period, as the company benefited from increased demand for mining equipment. American Superconductor Corp. positively contributed to results and the company is benefiting from robust revenue growth and order flow in its wind power business. In contrast, materials company Landec Corp. detracted from performance.

Key indicators such as employment, retail sales, and consumer confidence have deteriorated in recent months, raising the odds of recession. The underpinnings of the economic weakness remain variables such as the housing market and tighter credit. There are several positives, namely that a significant amount of monetary and fiscal stimulus has been injected into the economy and it is widely expected to take effect later this year. In addition, we believe inflation is cresting for this cycle, as decelerating growth should result in some moderation in food and energy prices. Also, we believe credit market uncertainty will likely keep rates low for a prolonged period of time.

We believe that U.S. equity prices will likely remain in a trading range until there are more visible signs the Fed’s actions are working to support the economy and restore confidence. While past events are not a guarantee of future results, we note that past crises have ended with the failure of a major financial institution, and Bear Stearns & Co. could be the defining event for this cycle. We believe that investors will be more selective this year as earnings slow by placing a greater premium on companies of all sizes with dynamic growth characteristics.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in Essex Small/Micro Cap Growth Fund and includes, for periods prior to the Fund’s inception on June 25, 2002, the return of the Burridge 401(k) Plan Trust, the predecessor account, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The predecessor account began operations on September 28, 2000, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Fund’s. The predecessor account was not registered as a mutual fund and, therefore, was not subject to certain investment restrictions that are imposed upon funds. If the predecessor account had been registered as a mutual fund, the predecessor account’s performance may have been adversely affected. The performance of the predecessor account was calculated according to the standardized SEC method, except that quarterly rather than daily fund values were used. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

The table below shows the average annual total returns for Essex Small/Micro Cap Growth Fund and the Russell 2000® Growth Index since inception through May 31, 2008.

Average Annual Total Returns[1]		One Year	Five Years	Since Inception*
Essex Small/Micro Cap Growth Fund[2]
Class A	No Load	(5.78)%	15.96%	12.62%
Class A	With Load	(11.18)%	14.61%	11.76%
Class C	No Load	(6.42)%	—	0.39%
Class C	With Load	(7.35)%	—	0.39%
Russell 2000® Growth Index		(5.73)%	12.16%	0.53%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 2000® Growth Index is a trademark of Russell Investments.

*	The inception date for class A shares reflects that of the “Predecessor Fund” which commenced operations September 28, 2000. Class C shares commenced operations on March 1, 2006.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2008. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

Essex Small/Micro Cap Growth Fund Snapshots

May 31, 2008

Portfolio Breakdown

Industry	Essex Small/ Micro Cap Growth Fund**	Russell 2000® Growth
Information Technology	33.8%	22.7%
Health Care	22.5%	18.8%
Industrials	15.3%	17.9%
Consumer Discretionary	13.0%	14.5%
Energy	3.1%	9.9%
Financials	2.9%	8.1%
Consumer Staples	2.2%	2.5%
Telecommunication Services	1.9%	1.1%
Materials	0.7%	3.9%
Utilities	0.0%	0.6%
Other Assets and Liabilities	4.6%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Bucyrus International, Inc.*	2.1%
Illumina, Inc.*	2.0
Parexel International Corp.	1.7
American Superconductor Corp.	1.7
Wright Medical Group, Inc.*	1.7
Skillsoft PLC*	1.7
AsiaInfo Holdings, Inc.	1.7
Layne Christensen Co.*	1.6
Ultimate Software Group, Inc., The	1.5
Mitcham Industries, Inc.	1.5

Top Ten as a Group	17.2%

*	Top Ten Holding at November 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments

May 31, 2008

	Shares		Value
Common Stocks - 95.4%
Consumer Discretionary - 13.0%
1-800-Flowers.com, Inc.*	226,333		$1,874,037
Capella Education Co.*	38,595		2,505,201
Corinthian Colleges, Inc.*	210,537	[2]	2,694,873
DXP Enterprises, Inc.*	47,534		1,955,549
Exide Technologies, Inc.*	123,714	[2]	2,040,044
Iconix Brand Group, Inc.*	86,003		1,247,044
Jakks Pacific, Inc.*	57,819	[2]	1,364,528
K12, Inc.*	65,295	[2]	1,756,436
Knology, Inc.*	145,041		2,150,958
Lifetime Brands, Inc.	68,356		479,176
Pier 1 Imports, Inc.*	211,420	[2]	1,524,338
Wet Seal, Inc., The, Class A*	414,926	[2]	1,858,868
Wonder Auto Technology, Inc.*	212,809		1,813,133
Total Consumer Discretionary			23,264,185
Consumer Staples - 2.2%
Darling International, Inc.*	132,863		2,140,423
Hain Celestial Group, Inc.*	61,373	[2]	1,765,701
Total Consumer Staples			3,906,124
Energy - 3.1%
A-Power Energy Generation Systems Ltd.*	40,862		937,374
GMX Resources, Inc.*	41,413	[2]	1,999,006
Mitcham Industries, Inc.*	128,194		2,727,968
Total Energy			5,664,348
Financials - 2.9%
Argo Group International Holdings, Ltd.*	40,404		1,559,190
PMA Capital Corp., Class A*	182,563	[2]	1,821,979
Portfolio Recovery Associates, Inc.	43,096		1,770,815
Total Financials			5,151,984
Health Care - 22.5%
Alphatec Holdings, Inc.*	73,067		362,412
AMICAS, Inc.*	572,804		1,575,211
Animal Health International, Inc.*	53,243		361,520
Biolase Technology, Inc.*	421,474		1,369,790
BioScrip, Inc.*	303,712		1,302,924
Bruker BioSciences Corp.*	137,953		1,605,773
Chindex International, Inc.*	83,416		1,975,291
Cyberonics, Inc.*	107,919	[2]	1,913,404
icad, Inc.*	414,175		1,524,164
Illumina, Inc.*	46,440	[2]	3,644,611
Kendle International, Inc.*	51,054		1,929,331
Luminex Corp.*	103,901		2,310,758
MEDTOX Scientific, Inc.*	75,129		1,093,878
Meridian Bioscience, Inc.	84,004		2,463,837
Neogen Corp.*	73,446		1,934,568
NuVasive, Inc.*	43,589		1,845,122
Parexel International Corp.*	126,701	[2]	3,115,578
RehabCare Group, Inc.*	24,446		414,849
Sonic Innovations, Inc.*	163,731		654,924
Symmetry Medical, Inc.*	114,460		1,695,153
Trans1, Inc.*	15,767	[2]	223,576
Transcend Services, Inc.*	138,479		1,472,032
Volcano Corp.*	163,613	[2]	2,280,765
Wright Medical Group, Inc.*	104,175		3,092,956
Total Health Care			40,162,427
Industrials - 15.3%
American Railcar Industries, Inc.	44,526		931,929
American Superconductor Corp.*	88,001		3,104,675
Ameron International Corp.	20,065		2,300,854
Barnes Group, Inc.	66,695	[2]	2,130,238
BTU International, Inc.*	104,616		1,230,284
Bucyrus International, Inc.	53,004		3,751,623
China Fire & Security Group, Inc.*	72,247		871,299
Fuelcell Energy, Inc.*	240,530		2,436,569
Kaydon Corp.	36,996	[2]	2,260,826
Kenexa Corp.*	71,511		1,440,232
Layne Christensen Co.*	56,473		2,887,464
Lydall, Inc.*	122,789		1,883,583
Powell Industries, Inc.*	40,172	[2]	2,147,997
Total Industrials			27,377,573
Information Technology - 33.8%
Advanced Analogic Technologies, Inc.*	175,623		1,225,849
Amtech Systems, Inc.*	132,043		1,297,983
Anadigics, Inc.*	196,424		2,427,801
AsiaInfo Holdings, Inc.*	214,933		2,955,329
AXT, Inc.*	350,551		1,619,546
Blackboard, Inc.*	54,895		2,079,423
Bluephoenix Solutions Ltd.*	207,803		2,233,882
Bottomline Technologies, Inc.*	90,770		903,162
Callidus Software, Inc.*	253,317		1,540,167
Cognex Corp.	63,980	[2]	1,782,483
Concur Technologies, Inc.*	52,808		1,936,469
CyberSource Corp.*	114,292		2,218,407
DemandTec, Inc.*	114,859		1,008,462
Emcore Corp.*	186,560	[2]	1,466,362
Epiq Systems, Inc.*	112,567		1,856,230
Falconstor Software, Inc.*	166,516		1,488,653
Globecomm Systems, Inc.*	210,810		2,046,965
iGate Corp.*	196,445		1,679,605

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 33.8% (continued)
Interactive Intelligence, Inc.*	135,261		$1,762,451
L-1 Identity Solutions, Inc.*	94,794	[2]	1,501,537
Lecroy Corp.*	194,636		1,683,601
LTX Corp.*	471,847		1,387,230
MICROS Systems, Inc.*	80,008	[2]	2,637,863
Navisite, Inc.*	381,617		1,446,328
Netgear, Inc.*	65,243		1,238,965
NIC, Inc.	284,824		2,324,164
Presstek, Inc.*	273,845		1,708,793
Shanda Interactive Entertainment, Ltd.*	61,142		1,985,281
Sierra Wireless, Inc.*	101,209		1,733,710
SkillSoft PLC*	315,406		3,065,745
Taleo Corp.*	80,219		1,587,534
Ultimate Software Group, Inc., The*	73,025		2,762,536
Veeco Instruments, Inc.*	90,251	[2]	1,735,527
Total Information Technology			60,328,043
Materials - 0.7%
Headwaters, Inc.	113,177		1,230,234
Telecommunication Services - 1.9%
Centennial Communications Corp.*	258,365		1,955,823
PAETEC Holding Corp.*	159,554		1,410,457
Total Telecommunication Services			3,366,280
Total Common Stocks (cost $163,347,786)			170,451,198
Other Investment Companies - 19.7%[1]
Bank of New York Institutional Cash Reserves Fund, 2.50%[3]	26,937,746		26,937,746
Dreyfus Cash Management Fund, Institutional Class Shares, 2.79%	7,354,068		7,354,068
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.75%	1,027,496		1,027,496
Total Other Investment Companies (cost $35,319,310)			35,319,310
Total Investments - 115.1% (cost $198,667,096)			205,770,508
Other Assets, less Liabilities - (15.1)%			(27,042,286)
Net Assets - 100%			$178,728,222

At May 31, 2008, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Essex Small/Micro Cap Growth	$199,264,444	$21,461,145	($14,955,081)	$6,506,064

*	Non-income-producing security.

[1]	Yield shown for an investment company represents its May 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of May 31, 2008, amounting to:

Fund	Market Value	% of Net Assets
Essex Small/Micro Cap Growth	$26,334,631	14.7%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

Investments Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Assets and Liabilities

May 31, 2008

	Essex Growth	Essex Small/Micro Cap Growth
Assets:
Investments at value* (including securities on loan valued at $2,995,435 and $26,334,631, respectively)	$22,313,621	$205,770,508
Receivable for investments sold	651,923	635,161
Receivable for Fund shares sold	790	1,304,084
Dividends and other receivables	8,450	42,644
Prepaid expenses	7,538	12,179

Total assets	22,982,322	207,764,576

Liabilities:
Payable for investments purchased	558,929	1,212,886
Payable for Fund shares repurchased	—	583,342
Payable upon return of securities loaned	3,068,427	26,937,746
Accrued expenses:
Investment advisory and management fees	16,052	143,266
Other	50,392	159,114

Total liabilities	3,693,800	29,036,354

Net Assets	$19,288,522	$178,728,222

Net Assets Represent:
Paid-in capital	$109,287,645	$174,553,513
Undistributed net investment income	—	—
Accumulated net realized loss from investments	(91,897,227)	(2,928,703)
Net unrealized appreciation of investments	1,898,104	7,103,412

Net Assets	$19,288,522	$178,728,222

Institutional Class Shares - Net Assets	$19,288,522	n/a
Shares outstanding	1,737,765	n/a

Net asset value, offering and redemption price per share	$11.10	n/a

Class A Shares - Net Assets	n/a	$170,132,090
Shares outstanding	n/a	8,540,925

Net asset value and redemption price per share	n/a	$19.92

Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	n/a	$21.14
Class C Shares - Net Assets	n/a	$8,596,132
Shares Outstanding	n/a	439,135

Net asset value and offering price per share	n/a	$19.58

* Investments at cost	$20,415,517	$198,667,096

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Operations

For the fiscal year ended May 31, 2008

	Essex Growth	Essex Small/Micro Cap Growth
Investment Income:
Dividend income	$71,246	$497,853
Foreign withholding tax	(123)	—
Securities lending fees	14,428	52,515

Total investment income	85,551	550,368

Expenses:
Investment advisory and management fees	153,796	1,274,307
Distribution fees - Class A shares	n/a	301,811
Distribution fees - Class C shares	n/a	67,065
Professional fees	27,996	42,348
Registration fees	15,108	30,281
Custodian	11,356	32,188
Transfer agent	7,577	38,398
Reports to shareholders	1,554	32,199
Trustees fees and expenses	964	7,532
Miscellaneous	7,833	8,205

Total expenses before offsets	226,184	1,834,334

Expense recoupment	—	116,680
Expense reductions	(30,189)	(2,002)

Net expenses	195,995	1,949,012

Net investment loss	(110,444)	(1,398,644)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,287,058	2,601,269
Net unrealized depreciation of investments	(562,187)	(9,622,014)

Net realized and unrealized gain (loss)	724,871	(7,020,745)

Net increase (decrease) in net assets resulting from operations	$614,427	($8,419,389)

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal years ended May 31,

	Essex Growth		Essex Small/Micro Cap Growth
	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment loss	($110,444)	($161,905)	($1,398,644)	($948,045)
Net realized gain (loss) on investments	1,287,058	3,512,589	2,601,269	(3,930,993)
Net unrealized appreciation (depreciation) of investments	(562,187)	(1,344,559)	(9,622,014)	16,736,767

Net increase (decrease) in net assets resulting from operations	614,427	2,006,125	(8,419,389)	11,857,729

Distributions to Shareholders:
From net realized gain on investments	—	—	(1,520,064)	(391,258)

From Capital Share Transactions:
Proceeds from sale of shares	6,200,371	1,813,917	132,711,470	78,528,838
Reinvestment of dividends and distributions	—	—	1,187,427	303,709
Cost of shares repurchased	(3,373,138)	(12,511,399)	(42,659,781)	(62,280,890)

Net increase (decrease) from capital share transactions	2,827,233	(10,697,482)	91,239,116	16,551,657

Total increase (decrease) in net assets	3,441,660	(8,691,357)	81,299,663	28,018,128

Net Assets:
Beginning of year	15,846,862	24,538,219	97,428,559	69,410,431

End of year	$19,288,522	$15,846,862	$178,728,222	$97,428,559

End of year undistributed net investment income	—	—	—	—

The accompanying notes are an integral part of these financial statements.

Essex Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31,				For the fiscal year ended October 31,
Institutional Class Shares	2008	2007	2006	2005*	2004	2003
Net Asset Value, Beginning of Period	$11.11	$9.97	$8.86	$8.54	$8.97	$7.04

Income from Investment Operations:
Net investment loss	(0.08)[5]	(0.11)	(0.10)	(0.03)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	0.07 [5]	1.25	1.21	0.35	(0.33)	2.00

Total from investment operations	(0.01)	1.14	1.11	0.32	(0.43)	1.93

Net Asset Value, End of Period	$11.10	$11.11	$9.97	$8.86	$8.54	$8.97

Total Return [1]	(0.09)%	11.43%	12.53%	3.75%[2]	(4.79)%	27.41%

Ratio of net expenses to average net assets	1.27%	1.24%	1.29%	1.41%[3]	1.31%	1.33%
Ratio of net investment loss to average net assets [1]	(0.72)%	(0.77)%	(0.68)%	(0.42)%[3]	(0.98)%	(0.83)%
Portfolio turnover	171%	100%	74%	139%[2]	107%	111%
Net assets at end of period (000’s omitted)	$19,289	$15,847	$24,092	$39,434	$59,934	$78,473

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.47%	1.31%	1.33%	—	—	—
Ratio of net investment loss to average net assets	(0.91)%	(0.84)%	(0.73)%	—	—	—

*	For the period November 1, 2004 through May 31, 2005.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]	Not Annualized.

[3]	Annualized.

[4]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	Per share numbers have been calculated using average shares.

Essex Small/Micro Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31,
Class A Shares	2008	2007	2006*	2005	2004
Net Asset Value, Beginning of Year	$21.35	$18.93	$14.81	$15.18	$10.55

Income from Investment Operations:
Net investment loss	(0.22)[5]	(0.21)	(0.06)	(0.26)	(0.18)
Net realized and unrealized gain (loss) on investments	(0.97)[5]	2.72	4.94	0.48 [6]	4.97

Total from investment operations	(1.19)	2.51	4.88	0.22	4.79

Less Distributions to Shareholders from:
Net realized gain on investments	(0.24)	(0.09)	(0.76)	(0.59)	(0.16)

Net Asset Value, End of Year	$19.92	$21.35	$18.93	$14.81	$15.18

Total Return [1]	(5.78)%	13.40%	33.35%	1.16%	45.39%

Ratio of net expenses to average net assets	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment loss to average net assets [1]	(1.06)%	(1.11)%	(1.04)%	(1.26)%	(1.28)%
Portfolio turnover	57%	100%	78%	118%	84%
Net assets at end of year (000’s omitted)	$170,132	$93,097	$66,702	$8,510	$24,333

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.49%	1.50%	1.91%	2.17%	2.50%
Ratio of net investment loss to average net assets	(1.06)%	(1.12)%	(1.45)%	(1.92)%	(2.29)%

	For the fiscal year ended May 31,		For the fiscal period ended May 31, 2006*
Class C Shares	2008	2007
Net Asset Value, Beginning of Period	$21.14	$18.89	$19.71

Income from Investment Operations:
Net investment loss	(0.37)[5]	(0.18)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.96)[5]	2.52	(0.78)

Total from investment operations	(1.33)	2.34	(0.82)

Less Distributions to Shareholders from:
Net realized gain on investments	(0.23)	(0.09)	—

Net Asset Value, End of Period	$19.58	$21.14	$18.89

Total Return [1]	(6.42)%	12.41%	(4.11)%[2]

Ratio of net expenses to average net assets	2.24%	2.24%	2.24%[3]
Ratio of net investment loss to average net assets [1]	(1.81)%	(1.86)%	(1.76)%[3]
Portfolio turnover	57%	100%	78%
Net assets at end of period (000’s omitted)	$8,596	$4,331	$2,709

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	2.24%	2.25%	2.56%[3]
Ratio of net investment loss to average net assets	(1.81)%	(1.87)%	(2.08)%[3]

*	At the close of business February 28, 2006, all existing shares of the Essex Small/Micro Cap Growth Fund became Class A Shares. Class C shares commenced operations on March 1, 2006.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]	Not Annualized.

[3]	Annualized.

[4]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes recoupment of previous reimbursements, and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	Per share numbers have been calculated using average shares.

[6]	The per share number is inconsistent with the Statement of Operations due to the timing of capital share activity.

Managers AMG Funds

Notes to Financial Statements

May 31, 2008

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Essex Growth Fund (“Growth”) and Essex Small/Micro Cap Growth Fund (“Small/Micro Cap”) (each a “Fund” and collectively the “Funds”).

At the close of business on June 30, 2006, Growth changed to a single class structure when the Investor Class was closed and all Investor Class shares outstanding at the conversion time were converted to a number of full and/or fractional Institutional Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $100,000. Small/Micro Cap offers two classes of shares, Class A and Class C. Each class represents interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of the Funds, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Sales of Small/Micro Cap Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Small/Micro Cap Class A and C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less).

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of a specific investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures. The Investment Manager monitors intervening events that may affect the value of securities held in each Fund’s portfolio and, in accordance with procedures adopted by the Funds’ Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares and other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective May 31, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Managers AMG Funds

Notes to Financial Statements (continued)

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of May 31, 2008:

Level	Investments in Securities	Other Financial Instruments*
Growth
Level 1	$22,313,621	—
Level 2	—	—
Level 3	—	—

Total	$22,313,621	—

Small/Micro Cap
Level 1	$205,770,508	—
Level 2	—	—
Level 3	—	—

Total	$205,770,508	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation of the instrument.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of May 31, 2008	Investments in Securities	Other Financial Instruments
Growth	$0	$0
Small/Micro Cap	$0	$0

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Growth Fund had certain portfolio trades directed to various brokers who paid a portion of the Fund’s expenses. For the fiscal year ended May 31, 2008, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratio was $30,024 or 0.20%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended May 31, 2008, the custodian expense was reduced as follows: Growth - $4 and Small/ Micro Cap - $392.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended May 31, 2008, overdraft fees were as follows: Growth - $5,773 and Small/Micro Cap - $2,193.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended May 31, 2008, the transfer agent expense was reduced as follows: Growth - $161 and Small/ Micro Cap - $1,215.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Portfolio – Capital Shares. For the fiscal year ended May 31, 2008, the management fee was reduced as follows: Growth - $0, Small/Micro Cap - $395.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax

Managers AMG Funds

Notes to Financial Statements (continued)

basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	Growth		Small/Micro Cap
	2008	2007	2008	2007
Distributions paid from:
Ordinary income	—	—	—	—
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	$1,520,064	$391,258

Total	—	—	$1,520,064	$391,258

As of May 31, 2008, the components of distributable earnings (excluding unrealized appreciation/ depreciation) on a tax basis consisted of:

	Growth	Small/Micro Cap
Capital loss carryforward	$91,318,090	—
Undistributed short-term capital gains	—	-—
Undistributed long-term capital gains	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Loss Carryovers

As of May 31, 2008, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires May 31,
Growth	$73,551,613	2009
	17,766,477	2010

Total	$91,318,090

For the fiscal year ended May 31, 2008, Growth utilized capital loss carryovers in the amount of $1,838,309.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the fiscal years ended May 31, 2008, and May 31, 2007, the capital stock transactions in the Funds by Class were:

	Growth
	2008		2007
	Shares	Amount	Shares	Amount
Investor Class Shares*
Sale of shares	—	—	—	—
Shares repurchased	—	—	(45,369)	($447,447)

Net Decrease	—	—	(45,369)	($447,447)

Institutional Class Shares
Sale of shares	601,649	$6,200,371	184,863	$1,813,917
Shares repurchased	(290,546)	(3,373,138)	(1,175,280)	(12,063,952)

Net Increase (Decrease)	311,103	$2,827,233	(990,417)	($10,250,035)

Managers AMG Funds

Notes to Financial Statements (continued)

	Small/Micro Cap
	2008		2007
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	6,119,250	$125,235,966	4,120,167	$75,822,991
Reinvestment of dividends and distributions	49,885	1,140,335	15,763	297,140
Shares repurchased	(1,988,064)	(40,060,718)	(3,298,797)	(60,756,734)

Net Increase	4,181,071	$86,315,583	837,133	$15,363,397

Class C Shares
Sale of shares	364,757	$7,475,504	144,074	$2,705,847
Reinvestment of dividends and distributions	2,089	47,092	351	6,569
Shares repurchased	(132,578)	(2,599,063)	(82,960)	(1,524,156)

Net Increase	234,268	$4,923,533	61,465	$1,188,260

*	At the close of business, June 30, 2006, Investor Class Shares were closed and all existing shares were converted to Institutional Class Shares.

At May 31, 2008, certain shareholders and omnibus shareholder accounts individually held greater than 10% of the outstanding shares of the Funds as follows: Growth Institutional Class - two collectively own 49%; Small/Micro Cap Class A - two collectively own 45%; Small/Micro Cap Class C - two collectively own 51%. Transactions by these shareholders may have a material impact on their respective Funds.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by Essex Investment Management Co., LLC (“Essex”). AMG indirectly owns a majority interest in Essex.

Growth and Small/Micro Cap are obligated by each Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of each Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of each Fund for its services as subadvisor. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs that the Investment Manager bears in providing such services to the Funds.

The Investment Manager has agreed, through at least October 1, 2008, to reimburse expenses of Small/ Micro Cap to the extent total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) exceed the following amounts of the Fund’s average daily net assets: Class A – 1.49%, Class C – 2.24%.

In general, for a period of up to thirty-six (36) months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s total annual operating expenses do not exceed the contractual expense limitation amount. For the fiscal year ended May 31, 2008, Small/Micro Cap made such repayments to the Investment Manager in the amount of $117,402. At May 31, 2008, the cumulative amount of reimbursement by the Investment Manager subject to repayment by Small/Micro Cap was $95,387.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of

Managers AMG Funds

Notes to Financial Statements (continued)

$5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”) a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Small/Micro Cap adopted a distribution and service plan (the “Plan”) with respect to the Class A and Class C shares of the Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, Small/Micro Cap may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% and 1.00% annually of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of Small/Micro Cap for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended May 31, 2008, for Growth were $28,861,399 and $26,459,105, respectively; and for Small/Micro Cap were $155,040,762 and $69,917,196, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

4.	Portfolio Securities Loaned

Each Fund may participate in a securities lending program offered by BNYM providing for the lending of portfolio securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNYM. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate. These earnings (after any rebates) are then divided between BNYM, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	New Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended May 31, 2005-2008) and has concluded that as of May 31, 2008, no provision for income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Investment Manager’s conclusion regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and ongoing analysis of tax laws, regulations, and interpretations thereof.

Tax Information (unaudited)

Each Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 and 2008 Form 1099-DIVs you receive for the Funds will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, Growth and Small/Micro Cap hereby designate as a capital gain distribution with respect to the taxable year ended May 31, 2008, $0 and $1,520,064, respectively or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registerd Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Managers AMG Essex Growth Fund and Managers AMG Essex Small/Micro Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG Essex Growth Fund and Managers AMG Essex Small/Micro Cap Growth Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”), at May 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

July 16, 2008

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., ( 2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001).
John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006 to President); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

Essex Investment Management Co., LLC

125 High Street, 29th Floor

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Management, LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2008	Fiscal 2007
Essex Growth Fund	$19,247	$18,418
Essex Small/Micro Cap Growth Fund	$19,293	$11,462

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2008	Fiscal 2007
Essex Growth Fund	$6,000	$4,950
Essex Small/Micro Cap Growth Fund	$6,400	$4,400

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2007	2006	2007	2006	2007	2006
Control Affiliates	$467,485	$357,120	$1,264,360	$839,245	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By: /s/ John H. Streur

      John H. Streur, President

Date: August 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John H. Streur

        John H. Streur, President

Date: August 4, 2008

By: /s/ Donald S. Rumery

        Donald S. Rumery, Chief Financial Officer

Date: August 4, 2008